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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report: April 30, 2003 (Date of earliest event reported)




                              CENTRA SOFTWARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                Delaware           000-27861           04-3268918
             ---------------      -----------        -------------
             (State or other      (Commission        (IRS Employer
             jurisdiction of      File Number)     Identification No.)
             incorporation)



                               430 Bedford Street
                               Lexington, MA 02420
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                    (Address of principal executive offices)
                            Telephone: (781) 861-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.
(c) Exhibits:

Exhibit
Number            Description

99.1 Press Release dated April 30, 2003 announcing financial results for the first quarter ended March 31, 2003


Item 9.  Regulation FD Disclosure

The information in this section is being furnished solely under new Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition", pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

On April 30, 2003, Centra Software, Inc. ("Centra") issued a press release announcing its financial results for its first quarter ended March 31, 2003. A copy of the press release is filed as Exhibit 99.1 to this Report.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 30, 2003                      CENTRA SOFTWARE, INC.

                                            By: /s/  Leon Navickas
                                            -----------------------------------
                                            Name:  Leon Navickas
                                            Title: Chief Executive Officer


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                                  EXHIBIT INDEX





Exhibit
Number            Description

99.1 Press Release dated April 30, 2003 announcing financial results for the first quarter ended March 31, 2003